UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 5, 2014

G&K Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-4063	41-0449530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 912-5500

n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Company's Annual Meeting, the Company’s shareholders voted on the matters set forth below.

1.	The nominees for election to the Board of Directors were elected, each for a three-year term, based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lynn Crump-Caine	17,470,700	87,086	1,028,566
M. Lenny Pippin	17,332,407	225,379	1,028,566

There were no abstentions for this item.

2.	The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2015 was approved based upon the following votes:

Votes for approval	18,547,203
Votes against	37,168
Abstentions	1,981

There were no broker non-votes for this item.

3.The shareholders approved a non-binding advisory vote on executive compensation:

For	16,978,535
Against	527,386
Abstentions	51,865
Broker non-votes	1,028,566

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2014	By	/s/ Jeffrey L. Cotter
Jeffrey L. Cotter
	Its	Vice President, General Counsel and Corporate Secretary